SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549


                                 Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934


     Date of Report (Date of earliest event reported) September 18, 2000


                      United Financial Mortgage Corp.
          (Exact name of registrant as specified in its charter)

   Illinois_________________________________
   (State or other jurisdiction of incorporation)

        600 Enterprise Drive, Suite 206, Oak Brook, Illinois 60523
                 (Address of principal executive offices)

   Registrant's telephone number, including area code: (630) 571-7222

   ________________Not Applicable_____________
   (Former name or former address, if changed since last report.)

   Item 5.        Other Events

   On September 18, 2000 United Financial Mortgage Corp. (the
   "registrant") issued a press release regarding the Company's first quarter, 2001 finanical results. A copy of the press release is attached hereto as
   Exhibit 99.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   United Financial Mortgage Corporation

                                            /S/ Steve Y. Khoshabe
   September 20, 2000                       Vice President and
                                            Chief Financial Officer